Exhibit 10.3

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR
THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY
NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT
TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE
STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH
EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE
SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN
SECURED BY SUCH SECURITIES.

Original Issue Date December 11, 2007	$3,000,000

SENIOR SECURED REVOLVING PROMISSORY NOTE
DUE DECEMBER 11, 2010

       THIS NOTE is the duly authorized and issued Senior Secured Revolving Promissory Note of Continental Fuels, Inc.,
a Nevada corporation whose principal place of business is located at 9901 Interstate Highway 10 West, Suite 800, San Antonio,
TX 78230 (the “Company”), designated as its Senior Secured Revolving Promissory Note, due on December 11, 2010 (this
“Note”).

       FOR VALUE RECEIVED, the Company promises to pay to Sheridan Asset Management, LLC or its assigns (the
“Holder”), the principal sum of (a) $3,000,000 (the “Commitment Amount”), or if less, (b) the aggregate unpaid principal amount of all Advances made by the Holder to the undersigned pursuant to the Loan Agreement and the terms of this Note (“Principal
Amount”), together with accrued, unpaid interest thereon from time to time outstanding at the rates and on the dates hereinafter described. This Note is subject to the following additional provisions:

       Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a)
capitalized terms not otherwise defined herein have the meanings given to such terms in the Loan Agreement, and (b) the following terms shall have the following meanings:

         “Approved Accounts” means those customers of the Company or its Subsidiaries set forth on Schedule 1 attached hereto and any other customer subsequently approved by the Holder in its reasonable discretion.

         “Available Cash” means, as of any date, the sum of all cash held in the Controlled Accounts after deducting the sum of all of the Company’s accounts payable due within thirty days of such date.

         “Borrowing Base Amount” means, as of any date that is a Business Day (“Calculation Day”), the sum of (a)
100% of all cash or cash equivalents held by the Company and each of its Subsidiaries in its Controlled Accounts at the beginning of the Calculation Day, plus (b) 80% of the value of the Inventory of the Company and each of its Subsidiaries determined at the end of the Business Day prior to the Calculation Day, plus (c) 90% of Eligible Accounts Receivables of the
Company and each of its Subsidiaries determined at the end the Business Day prior to the Calculation Day.

         “Borrowing Base Certificate” means the Borrowing Base Certificate prepared by the Company and delivered to the Holder in the form of Exhibit A attached hereto.

         “Change of Control Transaction” means the occurrence after the date hereof, of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange
Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than UPDA or any of its Subsidiaries), (ii) a replacement at one time or within a three-year period of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

         “Collateral” shall have the meaning given to such term in the Security Agreement.

         “Collateral Monitoring Fee” shall have the meaning set forth in Section 3(e).

         “Controlled Account” means an account of a Loan Party maintained with a bank which has executed a deposit account control agreement with the Holder which satisfies the requirements of Section 9-104(a)(2) of the UCC with respect to such account as contemplated by Section 4(f) of the Security Agreement.

         “Default Interest” shall have the meaning set forth in Section 3(d) to this Note.

         “EBITDA” means, for any period, Net Income for such period plus, to the extent deducted in determining such Net Income, Interest Expense, taxes, depreciation, amortization and non-cash charges for such period.

         “Eligible Accounts Receivable” means, as of any date of determination and without duplication, the aggregate book value of the accounts receivable, purchased receivables, and obligations for payment from Approved Accounts created or arising from the sale of inventory or the rendering of services in the ordinary course of business (“Receivables”), owned by or owning to the Company or any of its wholly-owned Subsidiaries, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments, consistent with such Person’s internal policies and in any event in accordance with
GAAP, but excluding, in any event, any Receivables (a) which are more than sixty (60) days past due, or (b) which are subject of any Lien other than a Permitted Lien.

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         “Event of Default” shall have the meaning set forth in Section 7.

         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

         “Geer” means Geer Tank Trucks, Inc., a Texas corporation.

         "Interest Expense", as applied to the Company and its Subsidiaries, means for any period, the amount of interest paid or due on indebtedness by the Company and its Subsidiaries for such period, determined in accordance with GAAP.

         “Inventory” means, as of any date of determination and without duplication, the lower of aggregate book value (based on a FIFO, consistently applied) and fair market value of all raw materials and finished goods inventory owned by the Company or any of its wholly-owned Subsidiaries less appropriate reserves, determined in accordance with GAAP but excluding in any event (i) inventory which is (a) not subject to a perfected, first priority Lien in favor of the Holder to secure the obligations of Company to Holder under this Note, or (b) subject to any other Lien that is not a Permitted Lien; (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods; (iii) inventory which is not useable or salable at prices approximating their cost in the ordinary course of the business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value); (iv) inventory located outside of the United States; and (v) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Holder in its reasonable discretion.

         “Junior Subordinated Obligations” shall have the meaning set forth in the Subordination Agreement.

         “Loan Agreement” means that certain Loan Agreement, dated as of December 11, 2007, by and among the
Company, the Holder, and the Guarantors party thereto, as amended, modified or supplemented from time to time in accordance with its terms.

         “Maturity Date” means December 11, 2010 or such earlier date as this Note is required to be repaid as provided in this Note or the Termination Date.

         "Net Income" means net income of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

         “Notice of Borrowing” means a notice of borrowing in the form of Exhibit B attached hereto.

         “Original Issue Date” means the date of the first issuance of the Note regardless of the number of transfers of the Note and regardless of the number of instruments which may be issued to evidence the Note. The Original Issue Date is sometimes referred to in this Note as the Closing Date.

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         "Out-Of-Formula Advance" means the amount by which (i) the then outstanding Advances, exceeds (ii) the
Borrowing Base Amount, subject to such restrictions on Advances as are set forth in this Note.

         “Permitted Indebtedness” means (a) Junior Subordinated Obligations, and (b) indebtedness resulting from (i)
acquiring goods, supplies, or merchandise on normal trade credit; (ii) endorsing negotiable instruments received in the usual course of business; (iii) obtaining surety bonds in the usual course of business; or (iv) liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in writing to the Holder or in the Company’s most recent financial statement;
excluding the outstanding indebtedness to Inter National Bank.

         “Permitted Liens” means (a) liens and security interests in favor of the Holder; (b) liens for taxes not yet due; (c)liens outstanding on the date of this Note disclosed in Schedule 2 attached hereto; (d) additional purchase money security interests in assets acquired after the date of this Note.

         “Unused Line Fee” shall have the meaning set forth in Section 3(e).

       Section 2. Loan Agreement.

       This Note is the Senior Secured Revolving Promissory Note referred to in, and is entitled to the benefits of, the Loan
Agreement. The Loan Agreement, among other things, provides for the making of revolving loans (the “Revolving Loan”) by the Holder to the Company, in the U.S. Dollar amount set forth therein, the indebtedness of the Company resulting from such
Revolving Loan being evidenced by this Note. All obligations under this Note are secured by the Transaction Documents and the Collateral and entitled to the benefits thereof.

       Section 3. Advances; Payment of Principal and Interest.

         a) Methods of Advances. Provided no Event of Default has occurred and is continuing, the Company may request an Advance of no less than $500,000 after the first Advance provided by Holder to Company at Closing, by delivering to the Holder’s Compliance and Collateral Monitoring Officer, Jeffery Saatchi at